August 2022 Larimar Therapeutics Corporate Presentation Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. (the “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of the Company’s business, including its ability to resolve the clinical hold by the FDA related to CTI-1601and the timing of such resolution, the Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, the Company’s planned research and development efforts, and other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, Larimar’s ability to successfully engage with the FDA and satisfactorily respond to requests from the FDA for further information and data regarding CTI-1601, FDA’s acceptance of our proposed four-week dose exploration study and any modifications thereto, and any requests for additional toxicology studies, the timing and outcome of Larimar’s planned interactions with the FDA concerning the clinical hold on CTI-1601, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including CTI-1601 clinical milestones; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of CTI-1601 may not be predictive of the results or success of later clinical trials, and assessments; the ongoing impact of the COVID-19 pandemic on Larimar’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and the potential impact of the Russian invasion of Ukraine on Larimar’s ability to raise additional capital and general economic conditions; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale CTI-1601’s manufacturing process; Larimar’s ability to obtain regulatory approvals for CTI-1601 and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law.

Investment Highlights Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues with daily dosing & that CTI-1601 was generally well tolerated when dosed for up to 13 days Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Program placed on clinical hold following mortalities in a non-human primate toxicology study Plan to submit complete response incorporating Type C Meeting feedback regarding clinical hold Plan to propose a Phase 2, four-week dose exploration study in FA patients as CTI-1601’s next clinical trial Plan to propose extended dosing at lower doses to provide additional data on safety/tolerability and evaluate increases in FXN levels with extended dosing while maintaining acceptable exposures Strong financial foundation High-quality institutional investor base includes founding investor Deerfield Management; $54.9 million in cash/investments at 6/30/22 provides projected runway through the third quarter of 2023

2005 2010 2020 2025 2030 2035 2040 2045 2000 2015 TAT-MTS-FXN Composition of Matter (broad coverage of CTI-1601) US 9,045,552 (Exclusive license from Wake Forest) Expiration October 2024 Methods of treating FA using TAT-MTS-FXN and delivering TAT-MTS-FXN to mitochondria (broad coverage of CTI-1601) US 8,735,341 (Exclusive license from Wake Forest) Expiration December 2025 (including Patent Term Adjustment) Will be filed in foreign jurisdictions accordingly *Additional pending applications for platform disease targets Platform Technology*: Molecules for Protein Delivery US/PCT applications pending Est. Expiration March 2041 CTI-1601 Composition of Matter and Methods of Treatment (specific coverage of CTI-1601) US/foreign applications pending (Exclusive license from Indiana University) Est. Expiration July 2040 CTI-1601 Patents / Applications Platform Technology is Supported by a Strong IP Portfolio Pending CTI-1601 patent application, if issued, extends IP into 2040 Additional CTI-1601 IP protection CTI-1601 pending applications cover key biomarkers, analytical tools and quantification methods CTI-1601 is eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Pending Granted Platform Applications

Caused by genetic defect resulting in low levels of frataxin Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered1 Affects ~20,000 patients globally, with ~5,000 patients in the U.S. and majority of the remaining patients in the EU >70% of patients present before age 14 Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking; By the time symptoms occur, heart damage may have already occurred. Progressive disease: Symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as “scanning of speech”) Life expectancy of 30-50 years Early death usually caused by heart disease No approved therapies available Current treatment options are limited to symptom management LRMR’s strong relationship with Friedreich’s Ataxia Research Alliance (FARA) Dedicated FA patient advocacy focused on treatments to cure FA Friedreich’s Ataxia (FA) Rare and Progressive Disease 5 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

CTI-1601 is Designed to Deliver Additional Frataxin (FXN) The maintenance of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF CTI-1601 Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS) CTI-1601 Maintains the Cleavage Site Between the MTS and Mature Human FXN

CTI-1601 appears to be generally well tolerated at doses up to 100 mg administered daily for 13 days Phase 1 Topline Data Demonstrated POC for CTI-1601 in FA Daily dosing of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues Pharmacokinetic analyses support evaluating a once-daily dosing regimen for CTI-1601 Daily subcutaneous (SC) administration of 50mg and 100mg doses of CTI-1601 resulted in FXN levels in buccal cells that are at, or in excess of, those we would expect to see in phenotypically normal heterozygous carriers (who have FXN levels of ~50% of unaffected persons) Pharmacodynamics Safety Pharmacokinetics Conclusion 7 POC: Proof-of-concept

CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

MAD Trial Patient Enrollment MAD Trial Patient Enrollment (n=27) Parameter Statistic Overall Participated in SAD trial? Yes n (%) 16 (59%) No n (%) 11 (41%) Cohort 1 (25 mg) Active vs. Placebo Active n (%) 6 (75%) Placebo n (%) 2 (25%) Cohort 2 (50 mg) Active vs. Placebo Active n (%) 7 (78%) Placebo n (%) 2 (22%) Cohort 3 (100 mg) Active vs. Placebo Active n (%) 7 (70%) Placebo n (%) 3 (30%) 16 out of 28 patients who participated in the SAD trial enrolled in the MAD trial

Multiple Ascending Dose Study Design Treatment Schedules for Each Cohort 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Data Compare Favorably to FXN Levels Expected in Heterozygous Carriers Achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls FXN* Levels By Dose Group (Buccal Cells) FXN Level (pg/μg total protein) Baseline Day 4/7 Day 13 *FXN levels measured via detection of peptide derived from mature FXN; #Data on file; Data represent median and 25th and 75th percentiles ; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol. 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; 2. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. Benchmarking Clinical Relevance FXN levels in buccal cells and blood have been shown to correlate with neurological function in FA patients1 Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered2 Heterozygous carriers who show no signs of disease have FXN levels of ~50% of unaffected healthy persons2 Comparison to Healthy Controls FXN levels were measured in buccal cells from 8 healthy controls using the same assay and sampling technique employed in the Phase 1 MAD trial With daily administration, patients in Cohorts 2 & 3 of the Phase 1 MAD trial achieved median buccal cell FXN levels that were >60% of the median FXN levels observed in healthy controls Data from additional healthy control buccal cells, skin, and platelets will be collected in a separate non-interventional study 60% of median healthy control FXN levels (n=8)#

Dose Dependent Increases in FXN Levels Observed in Buccal Cells Daily SC injections of 100 mg CTI-1601 resulted in an ~2.5 fold increase in FXN levels from baseline FXN* Levels By Dose Group (Buccal Cells) FXN* Change from Baseline By Dose Group (Buccal Cells) Additional FXN (Change from Baseline) (pg/μg total protein) Day 4/7 Day 13 FXN Concentration (pg/μg total protein) Baseline Day 4/7 Day 13 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol

Dose Dependent Increases in FXN Levels Observed in Skin Daily SC injections of 100 mg CTI-1601 resulted in an ~3 fold increase in FXN levels from baseline FXN* Levels By Dose Group (Skin Biopsies) FXN* Change from Baseline By Dose Group (Skin Biopsies) Day 13 Baseline Day 13 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles Additional FXN (Change from Baseline) (pg/μg total protein) FXN Concentration (pg/μg total protein)

Dose Dependent Increases in FXN Levels Observed in Platelets with Daily Dosing Daily SC injections of 100mg CTI-1601 resulted in increases in FXN levels from baseline compared to placebo FXN* Levels By Dose Group (Platelets) FXN* Change from Baseline By Dose Group (Platelets) Day 4/7 Day 13 Baseline Day 13 Day 4/7 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol Additional FXN (Change from Baseline) (pg/μg total protein) FXN Concentration (pg/μg total protein)

Summary of MAD trial safety data: Repeated doses (25 mg, 50 mg, and 100 mg) of CTI-1601 or placebo were administered subcutaneously. 27 patients were dosed in the trial. 26 patients completed the trial. 1 patient receiving CTI-1601 in Cohort 2 (50 mg) withdrew after experiencing mild/moderate symptoms (nausea and vomiting). No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events The most common adverse events were mild and moderate injection site reactions (at least one injection site reaction was seen in 43% of placebo patients and in 100% of CTI-1601 patients) The number and severity of adverse events did not increase with increasing exposure to CTI-1601 Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days

Summary of PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appears to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating a once-daily dosing regimen for CTI-1601

Phase 1 Topline Data Demonstrated POC for CTI-1601 in FA FXN levels in buccal cells & blood have been shown to correlate with disease severity in FA patients1 Dosing Frataxin Measurements Daily SC injections of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues With daily dosing (50 mg and 100 mg), achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls Dosing Safety Data Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days The most common AEs were mild and moderate injection site reactions No SAEs have been reported Dosing Pharmacokinetic Data CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Data support evaluating a once-daily dosing regimen for CTI-1601 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; POC: Proof-of-concept; OLE: Open label extension; AE: Adverse events

Upcoming CTI-1601 Trials and Regulatory Interactions Future Planned Trials and Regulatory Interactions Include: Additional analyses from the Phase 1 program planned for presentation at scientific meetings Global double-blind placebo-controlled pivotal trial Continued FDA interactions around the clinical hold, including planned submission of a complete response to the clinical hold and aligning with FDA on design of next proposed clinical trial. Jive OLE trial for eligible patients who participated in SAD, MAD, and/or four-week dose exploration studies MAD trial in patients 2 to 17 years of age. Participants eligible to screen for Jive OLE trial Four-week Phase 2 dose exploration study to inform on long-term efficacious dose and dose regimen OLE: Open-label extension

Investment Highlights Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues with daily dosing & that CTI-1601 was generally well tolerated when dosed for up to 13 days Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Program placed on clinical hold following mortalities in a non-human primate toxicology study Plan to submit complete response incorporating Type C Meeting feedback regarding clinical hold Plan to propose a Phase 2, four-week dose exploration study in FA patients as CTI-1601’s next clinical trial Plan to propose extended dosing at lower doses to provide additional data on safety/tolerability and evaluate increases in FXN levels with extended dosing while maintaining acceptable exposures Strong financial foundation High-quality institutional investor base includes founding investor Deerfield Management; $54.9 million in cash/investments at 6/30/22 provides projected runway through the third quarter of 2023

THANK YOU Larimar Therapeutics Corporate Presentation

Leadership Team Nancy Ruiz, MD, FACP, FIDSA Chief Medical Officer John Berman, CPA VP, Finance & Operations David Bettoun, PhD VP, Discovery & Non-clinical R&D Noreen Scherer VP, Clinical Operations Michael Celano Chief Financial Officer Keith E. Lynch, Jr. VP, Manufacturing and Supply Chain Francis Michael Conway VP, Controller Carole Ben-Maimon, MD Chief Executive Officer Mohamed Hamdani VP, Biometrics Jennifer Johansson, JD VP, Regulatory Affairs & Counsel

Recent and Upcoming Scientific Presentations Conference Dates Conference Name Summary of Presentation(s) Recent Presentations May 26 – 28, 2022 4th Pan American Parkinson’s Disease and Movement Disorders Congress Two abstracts accepted. Included safety, pharmacokinetic, and pharmacodynamic data from Phase 1 clinical program evaluating CTI-1601 in Friedreich’s ataxia (FA) patients June 8 – 11, 2022 United Mitochondrial Disease Foundation Mitochondrial Medicine 2022 Highlighted preclinical studies evaluating Frataxin and CTI-1601’s effects on a model of neurodegeneration June 12 – 15, 2022 XXIV World Congress International Society for Heart Research Featured the findings of lipidomic studies in plasma from healthy individuals and from patients with FA that characterized dysregulated pathways in patients with FA. The ability of CTI-1601 to reverse the observed dyslipidemia in patients from Larimar’s Phase 1 MAD study was presented and discussed in the context of FA July 17 – 22, 2022 Gordon Research Conference on Mitochondria and Chloroplasts Highlighted exploratory biomarker studies that identified genes that are differentially expressed between healthy individuals and those with FA Aug. 7 – 12, 2022 Gordon Research Conference on the Neurobiology of Brain Disorders Highlighted preclinical studies evaluating CTI-1601’s effects on gene expression and neurodegeneration Upcoming Presentations Sept. 4 – 7, 2022 62nd International Conference on the Bioscience of Lipids in Metabolic Health and Disease Featuring findings on dyslipidemia in a number of mitochondrial diseases including in FA. Data on the effect of Larimar’s CTI-1601 on reversing dyslipidemia in patients with FA in our Phase 1 MAD study were presented and discussed in the context of biomarker and efficacy marker characterization in mitochondrial diseases Sept. 15 – 18, 2022 International Congress of Parkinson’s Disease and Movement Disorders Presentation will highlight findings from studies analyzing changes in expression of Frataxin Sensitive Gene Markers in patients with FA that were treated with CTI-1601 or placebo in Larimar’s Phase 1 MAD study.

Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” Strong Relationship with FARA

Scientific Advisory Board Giovanni Manfredi, MD, PhD  Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine.  Professor of Neuroscience at Weill Cornell Medicine. Russell Clayton, DO  (Chairman) Former Chief Medical Officer at Alcresta Therapeutics, a medical device company  Former Senior Vice President of Research and Development at Discovery Labs, a pharmaceutical and medical device company Co-founder of Chondrial Therapeutics, which became Larimar Therapeutics, Inc.  Professor of Pediatrics at Indiana University School of Medicine  Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP)    Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine Mark Payne, MD  Marni J. Falk, MD  Medical director and division chief of the University of California San Francisco (UCSF) Movement Disorders and Neuromodulation Center.  Carlin and Ellen Wiegner Endowed Professor of Neurology Jill Ostrem, MD

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

CTI-1601: Positive Mouse Model Data Support Development Cardiac Knock Out Mouse Model Studies (MCK-Cre FXN KO Mouse) Proof-of-Concept Demonstrated In Mouse Models of FA Neurologic Knock Out Mouse Model Study (Pvalb-CRE FXN KO Mouse) Extended survival Prevented development of ataxic gait Demonstrated ability to deliver hFXN to mitochondria Showed that treated mice survive longer than untreated mice Increased in a dose dependent manner, succinate dehydrogenase (SDH) activity. SDH is an FXN dependent enzyme, whose activity is indicative of mitochondrial function. Demonstrated CNS penetration, as hFXN was present in brain, dorsal root ganglia & spinal cord Prevented left ventricle dilation and maintained function

CTI-1601 Extends Survival in FXN-deficient KO Mice Median Survival of MCK-Cre FXN-KO Mice 166 days (CTI-1601) vs. 98 days (Vehicle) CTI-1601 was administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (CTI-1601) vs. 33% (Vehicle) Demonstrates that CTI-1601 is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial Proof of Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA

Pvalb-Cre FXN-KO mouse Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week hFXN replacement with CTI-1601 prevents the development of ataxic gait CTI-1601-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration CTI-1601 Prevents The Development of Ataxic Gait in KO mice In-Vivo Efficacy Data in Neurologic KO Mouse Model

CTI-1601 Delivers hFXN to Mitochondria in KO Mice hFXN concentration within mitochondria increases in a dose-dependent manner Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals Demonstrated normalization of gene expression in cardiac tissue MPK = mg/kg MPK = mg/kg Normalized Mitochondrial FXN (Heart) Normalized SDH Activity (Muscle)

CTI-1601 Prevents Left Ventricle Dilation in KO Mice Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Diameter (mm) Age in Weeks Age in Weeks Volume (μL) KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole)

CTI-1601 Preserves Left Ventricle Function in KO Mice Left ventricular (LV) function drops significantly in vehicle treated mice by week 8 CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Percent Change Age in Weeks KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Ejection Function Left Ventricle Fractional Shortening Percent Change Age in Weeks

Favorable PK/PD Profile in Healthy Cynomolgus Monkeys CTI-1601 is bioavailable when given subcutaneously Sustained levels of hFXN are found in blood cells (platelets) and peripheral tissues (buccal cells, skin) as early as the 7th day and still present after 14 days Sustained levels of hFXN are found after 14 days in the cerebrospinal fluid of monkeys, suggesting CNS penetration Study Design (14-Days of CTI-1601 dosing) 6 healthy cynomolgus monkeys (3M / 3F) Pre-dosed for 2 days with Vehicle Pre-dose collection of platelets, cerebrospinal fluid, buccal swab, skin punch Dosing starts 15 mg/kg SC BID Day 10 (7 days dosing) Collection of platelets, buccal swab, skin punch Day 16 (following 14th day of dosing) Collection of cerebrospinal fluid, platelets, buccal swab, skin punch

Biodistribution in Healthy Cynomolgus Monkeys Treatment of monkeys with CTI-1601 results in sustained levels of hFXN in peripheral tissues that are accessible in the clinic FXN levels increase ~4X or more following CTI-1601 administration For comparison, FA patients show FXN levels that range from ~20-40% of normal FXN levels depending on the tissue considered1 Heterozygous carriers show no phenotype and display levels of FXN representing ~2-3X higher than most FA patients1 Buccal Swabs Skin Biopsies Platelets CTI-1601 Human FXN Human + Monkey FXN (Pre-treatment) (Pre-treatment) (Pre-treatment) 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245 Sustained levels of human FXN (hFXN) in peripheral tissues after 14 days of CTI-1601 dosing